UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 07, 2023

KAISER ALUMINUM CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-09447	94-3030279
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1550 West McEwen Drive Suite 500
Franklin, Tennessee		37067
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (629) 252-7040

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	KALU	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 7, 2023, Kaiser Aluminum Corporation (the "Company") appointed Vijai Narayan as the Company's Vice President and Chief Accounting Officer, succeeding Jennifer Huey following her decision not to relocate to the Company’s new headquarters in Franklin, Tennessee.

Mr. Narayan joined the Company in November 2022 as Vice President - Finance. Mr. Narayan previously served as Vice President Finance and Controller of eviCore Healthcare from April 2020 to November 2022 and as a Partner of Ernst & Young LLP in the Financial Accounting Advisory Services practice from October 2015 to January 2020. Ms. Huey will continue to assist Mr. Narayan through the transition.

A copy of the press release announcing Mr. Narayan's appointment is attached hereto as Exhibit 99.1

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 7, 2023, the Company held its 2023 Annual Meeting of Stockholders (the “2023 Annual Meeting”). Below are the matters that were voted upon at the 2023 Annual Meeting and the final voting results as reported by our inspector of elections.

1.
Election of Directors - The stockholders elected four Class II directors, each for a term expiring at the Company's 2026 Annual Meeting of Stockholders. Each received the affirmative vote of a majority of the votes cast at the 2023 Annual Meeting. The voting results were as follows:

Nominee Name	Votes For	Votes Withheld	Broker Non-Votes
Jack A. Hockema	13,584,192	1,391,883	349,411
Lauralee E. Martin	14,656,990	319,084	349,411
Brett E. Wilcox	13,484,840	1,491,235	349,411
Kevin W. Williams	14,816,269	159,806	349,411

The other directors with terms continuing after the 2023 Annual Meeting are Michael C. Arnold, David A. Foster, Richard P. Grimley, Keith A. Harvey, Alfred E. Osborne, Jr., Teresa M. Sebastian, and Donald J. Stebbins.

2.
Advisory Vote on Executive Compensation - The Company's stockholders approved, on an advisory, non-binding basis, the compensation of the Company's named executive officers. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
14,728,752	241,798	5,524	349,411

The number of shares voting “for” constituted 98.4% of the total number of shares represented and entitled to vote at the meeting and actually voted on the proposal.

3.
Recommendation of Frequency of Future Advisory Votes on Executive Compensation — The Company's stockholders recommended, on an advisory, non-binding basis, a frequency of one year for future advisory votes on executive compensation. The voting results were as follows:

1 Year	2 Years	3 Years	Abstain	Broker Non-Vote
14,174,811	7,727	786,480	7,056	349,411

4.
Ratification of the Selection of Independent Registered Public Accounting Firm - The Company's stockholders ratified the selection of Deloitte & Touche LLP as the independent registered public accounting firm for the Company for 2023. The voting results were as follows:

For	Against	Abstain
15,117,194	206,722	1,569

The number of shares voting “for” constituted 98.6% of the total number of shares represented and entitled to vote at the meeting and actually voted on the proposal.

Item 9.01. Financial Statements and Exhibits.

(d)
Exhibits.

Exhibit Number	Description
99.1	Press release dated June 7, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KAISER ALUMINUM CORPORATION (Registrant)

Date:	June 7, 2023	By:	/s/ Cherrie I. Tsai
Cherrie I. Tsai Vice President, Deputy General Counsel and Corporate Secretary